Debt	12 Months Ended
Dec. 31, 2014
Debt

8. Debt

Long-term debt is comprised of the following:

December 31 (millions)	2014	2013
6.25% senior notes due 2017	$210.0	$210.0
Capital leases	14.0	–
Total	224.0	210.0
Less – current maturities	1.8	–
Total long-term debt	$222.2	$210.0

All $210.0 million of 6.25% long-term debt matures in 2017. Capital leases maturities in 2015, 2016, 2017, 2018, 2019 and thereafter are $1.8 million, $2.6 million, $2.7 million, $2.4 million, $1.3 million and $3.2 million, respectively.

Cash paid for interest during 2014, 2013 and 2012 was $13.2 million, $12.9 million and $42.5 million, respectively. Capitalized interest expense during 2014, 2013 and 2012 was $4.0 million, $3.2 million and $5.3 million, respectively.

The company has a secured revolving credit facility, expiring in June 2018, which provides for loans and letters of credit up to an aggregate amount of $150 million (with a limit on letters of credit of $100 million). Borrowing limits under the credit agreement are based upon the amount of eligible U.S. accounts receivable. At December 31, 2014, the company had no borrowings and $18.8 million of letters of credit outstanding under the facility. At December 31, 2014, availability under the facility was $100.0 million net of letters of credit issued. Borrowings under the facility will bear interest based on short-term rates. The credit agreement contains customary representations and warranties, including that there has been no material adverse change in the company’s business, properties, operations or financial condition. The company is required to maintain a minimum fixed charge coverage ratio if the company’s availability under the credit facility falls below the greater of 12.5% of the lenders’ commitments under the facility and $18.75 million. The credit agreement allows the company to pay dividends on its capital stock in an amount up to $22.5 million per year unless the company is in default and to, among other things, repurchase its equity, prepay other debt, incur other debt or liens, dispose of assets and make acquisitions, loans and investments, provided the company complies with certain requirements and limitations set forth in the agreement. Events of default include non-payment, failure to comply with covenants, materially incorrect representations and warranties, change of control and default under other debt aggregating at least $50 million. The credit facility is guaranteed by Unisys Holding Corporation, Unisys NPL, Inc., Unisys AP Investment Company I and any future material domestic subsidiaries. The facility is secured by the assets of Unisys Corporation and the subsidiary guarantors, other than certain excluded assets. The company may elect to prepay or terminate the credit facility without penalty.

At December 31, 2014, the company has met all covenants and conditions under its various lending agreements. The company expects to continue to meet these covenants and conditions.

The company’s principal sources of liquidity are cash on hand, cash from operations and its revolving credit facility, discussed above. The company and certain international subsidiaries have access to uncommitted lines of credit from various banks.

The company’s anticipated future cash expenditures include anticipated contributions to its defined benefit pension plans. The company believes that it has adequate sources of liquidity to meet its expected 2015 cash requirements.